Filed Pursuant to Rule 424(b)(3)
Registration No. 333-195678

Prospectus Supplement No. 6

(To Prospectus dated June 27, 2014)

11,595,000 Shares

CENTURY COMMUNITIES, INC.

Common Stock

This Prospectus Supplement No. 6 (this “Prospectus Supplement”) supplements and amends our prospectus, dated June 27, 2014, as supplemented and amended by the Prospectus Supplement No. 1, dated August 18, 2014, the Prospectus Supplement No. 2, dated November 14, 2014, the Prospectus Supplement No. 3, dated January 28, 2015, the Prospectus Supplement No. 4, dated March 6, 2015, and the Prospectus Supplement No. 5, dated March 24, 2015 (as supplemented and amended, the “Final Prospectus”), relating to the resale from time to time of up to an aggregate of 11,595,000 shares of our common stock, $0.01 par value per share, by the selling stockholders identified in the Final Prospectus (which term as used in the Final Prospectus includes pledgees, donees, transferees or other successors-in-interest).

We will not receive any of the proceeds from the sale of these shares of our common stock by the selling stockholders.

You should read this Prospectus Supplement in conjunction with the Final Prospectus, and this Prospectus Supplement is qualified by reference to the Final Prospectus, except to the extent that the information contained in this Prospectus Supplement supersedes the information contained in the Final Prospectus. This Prospectus Supplement is not complete without, and may not be delivered or utilized except in connection with, the Final Prospectus, including any additional supplements or amendments thereto.

On April 10, 2015, we filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K to disclose information relating to our private offering of $60 million in aggregate principal amount of our 6.875% Senior Notes due 2022 (the “Current Report”). This Prospectus Supplement is being filed to update, supplement and amend the information contained in the Final Prospectus with the information contained and incorporated by reference in the Current Report. Accordingly, we have attached the Current Report to this Prospectus Supplement.

Shares of our common stock are traded on the New York Stock Exchange under the symbol “CCS.”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, under the federal securities laws and are eligible for reduced reporting requirements. See the section entitled “Summary—Implications of Being an Emerging Growth Company” in the Final Prospectus for more information.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 20 of the Final Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the Final Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated May 1, 2015.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2015

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On April 6, 2015, Century Communities, Inc. (the “Company”) and its subsidiary guarantors party thereto (the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named on Schedule A thereto (the “Initial Purchasers”), with respect to a private offering of $60 million in aggregate principal amount of its 6.875% Senior Notes due 2022 (the “Offered Notes”) at an offering price of 98.26% plus accrued interest from November 15, 2014. The Offered Notes were sold and issued in a private offering, exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The offering of the Offered Notes closed on April 9, 2015 (the “Closing Date”). The Company intends to use the net proceeds from the offering for the repayment of outstanding debt under its revolving credit facility and for the acquisition and development of land, and, to the extent not used for the acquisition and development of land, for general corporate purposes.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and the Guarantors, and customary closing conditions. Under the terms of the Purchase Agreement, the Company and Guarantors have agreed to indemnify the Initial Purchasers and their controlling persons against certain liabilities or to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities.

The foregoing description of the Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, in connection with the sale and issuance of the Offered Notes, the Company and the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Initial Purchasers, with respect to the Offered Notes. Under the Registration Rights Agreement, the Company and the Guarantors have agreed, subject to certain exceptions, to (i) file a registration statement (the “Exchange Offer Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a registered offer to exchange the Offered Notes for new notes of the Company having terms substantially identical in all material respects to the Offered Notes (the “Exchange Notes”) within 210 days after the Closing Date, (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 270 days after the Closing Date, (iii) consummate the exchange offer as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, but in no event later than 360 days after the Closing Date, and (iv) keep the exchange offer open for not less than 30 days (or longer if required by applicable law). Under certain circumstances, including if the Company is unable to consummate an exchange offer within 360 days after the Closing Date, the Company may be required to file a shelf registration statement with respect to the Offered Notes. If the Company defaults on certain of its requirements under the Registration Rights Agreement, the Company has agreed to pay under certain circumstances additional interest to the holders of the affected Offered Notes at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of such default, with such rate increasing by an additional 0.25% per annum with respect to each subsequent 90-day period until all such defaults have been cured, up to a maximum additional interest rate of 1.0% per annum.

The foregoing description of the Registration Rights Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture; 6.875% Senior Notes due 2022

On the Closing Date, in connection with the issuance of the Offered Notes, the Company and the Guarantors entered into a Third Supplemental Indenture with U.S. Bank National Association, as trustee (the “Trustee”), which supplements the Indenture, dated as of May 5, 2014, as supplemented by the Supplemental Indenture, dated as of December 18, 2014, and the Second Supplemental Indenture, dated as of March 13, 2015, each among the Company, the Guarantors named therein and the Trustee (as supplemented, the “Indenture”). The Offered Notes are additional notes issued under the Indenture pursuant to which the Company previously issued $200 million in aggregate principal amount of its 6.875% Senior Notes due 2022 (the “Existing Notes”). Following consummation of the exchange offer contemplated under the Registration Rights Agreement, the Company expects that the Exchange Notes will bear the same CUSIP number as the Existing Notes and will be fungible with the Existing Notes. The Offered Notes and the Existing Notes will be treated as a single series of notes under the Indenture, and will vote as a single class of notes for all matters submitted to a vote of holders under the Indenture. The Existing Notes, the Offered Notes and the Exchange Notes, collectively, will be referred to herein as the “Notes.”

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The Offered Notes are general unsecured senior obligations of the Company and are guaranteed on an unsecured senior basis by the Guarantors. The Offered Notes and the guarantees are subordinated to all of the Company’s and the Guarantors’ existing and future secured debt to the extent of the assets securing that secured debt. In addition, the Offered Notes are effectively subordinated to all of the liabilities of the Company’s subsidiaries that are not guaranteeing the Offered Notes.

The Offered Notes will mature on May 15, 2022. Interest is payable on the Offered Notes semi-annually in cash in arrears on May 15 and November 15 of each year, beginning on May 15, 2015, and will accrue from November 15, 2014.

If the Company experiences certain change of control events, each holder of Notes will have the right to require the Company to repurchase such holder’s Notes at a cash purchase price equal to 101% of the principal amount thereof on the date of repurchase plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. The Notes will be redeemable on or after May 15, 2017 at certain specified redemption prices as set forth under the Indenture. In addition, the Company may redeem up to 100% of the Notes before May 15, 2017 at a make-whole premium and up to 35% of the Notes before May 15, 2017, with the net cash proceeds from certain equity offerings.

The Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of certain of the Company’s subsidiaries to: incur or guarantee additional indebtedness; create liens on assets; pay dividends or purchase or redeem its capital stock; prepay, redeem or repurchase certain debt; enter into agreements restricting the ability of the Company’s subsidiaries to pay dividends; make certain investments; sell assets; issue preferred stock; enter into transactions with its affiliates; or effect a consolidation or merger. These covenants are subject to a number of important qualifications and exceptions.

The Offered Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are registered, the Offered Notes may be offered only in transactions that are exempt from registration under the Securities Act or the securities laws of any other jurisdiction.

The foregoing description of the Indenture, the Third Supplemental Indenture, the Offered Notes, and the Notes contained herein does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, the Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, and the form of the Offered Notes, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

2

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to purchase the Offered Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the Company’s other documents filed with the SEC. Actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Indenture (including forms of 6.875% Senior Notes Due 2022), dated as of May 5, 2014, among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 of Century Communities, Inc. (File No. 333-195678) filed with the SEC on May 30, 2014).

4.2	Supplemental Indenture, dated as of December 18, 2014, among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee under the Indenture (incorporated by reference to Century Communities, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 6, 2015).

4.3	Second Supplemental Indenture, dated as of March 13, 2015, by and among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee under the Indenture.

4.4	Third Supplemental Indenture, dated as of April 9, 2015, by and among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee under the Indenture.

4.5	Form of 6.875% Senior Note due 2022 (included as Exhibit A to Exhibit 4.4).

10.1	Purchase Agreement, dated April 6, 2015, among Century Communities, Inc., the Guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named on Schedule A thereto.

10.2	Registration Rights Agreement, dated as of April 9, 2015, among Century Communities, Inc., the Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the initial purchasers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2015	CENTURY COMMUNITIES, INC.

	By:	/s/ Dave Messenger
		Name:	Dave Messenger
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (including forms of 6.875% Senior Notes Due 2022), dated as of May 5, 2014, among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 of Century Communities, Inc. (File No. 333-195678) filed with the SEC on May 30, 2014).

4.2	Supplemental Indenture, dated as of December 18, 2014, among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee under the Indenture (incorporated by reference to Century Communities, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 6, 2015).

4.3	Second Supplemental Indenture, dated as of March 13, 2015, by and among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee under the Indenture.

4.4	Third Supplemental Indenture, dated as of April 9, 2015, by and among Century Communities, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee under the Indenture.

4.5	Form of 6.875% Senior Note due 2022 (included as Exhibit A to Exhibit 4.4).

10.1	Purchase Agreement, dated April 6, 2015, among Century Communities, Inc., the Guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named on Schedule A thereto.

10.2	Registration Rights Agreement, dated as of April 9, 2015, among Century Communities, Inc., the Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the initial purchasers.

Exhibit 4.3

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 13, 2015, among those companies listed in the Schedule to this Supplemental Indenture (the “Guaranteeing Subsidiaries”), each a subsidiary of Century Communities, Inc., a Delaware corporation (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of May 5, 2014 providing for the issuance of 6.875% Senior Notes due 2022 (the “Securities”), as supplemented by a supplemental indenture dated as of December 18, 2014 (the “Indenture”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall each unconditionally guarantee all of the Company’s Obligations under the Securities and the Indenture on the terms and conditions set forth herein (each a “Security Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture without the consent of the Holders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the other Guarantors, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Securityholders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries each hereby agree to provide an unconditional Security Guarantee on the terms and subject to the conditions set forth in the Security Guarantee and in the Indenture including but not limited to Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Security Guarantor, as such, will have any liability for any obligations of the Company or the Security Guarantors under the Securities, this Indenture, the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees. The waiver may not be effective to waive liabilities under the federal securities laws.

4. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

8. RATIFICATION OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore and hereafter authenticated and delivered shall be bound hereby.

[Signature Pages Follow]

2

CENTURY COMMUNITIES, INC.

By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Chief Financial Officer

Signature Pages to Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Kathy L. Mitchell
	Name:	Kathy L. Mitchell
	Title:	Vice President

Signature Pages to Supplemental Indenture

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

Signature Pages to Supplemental Indenture

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC, its Managing Member

	By:	CCC Holdings, LLC its Manager

		By:	Century Communities, Inc. its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CCC HOLDINGS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT MILLENIUM, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY CITY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC,
its Manager

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

CROWN HILL, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

HOMETOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Pages to Supplemental Indenture

SCHEDULE TO THE SUPPLEMENTAL INDENTURE

THE GUARANTEEING SUBSIDIARIES

No.	Name	State of Incorporation

1.	Century at Littleton Village, LLC	Colorado

2.	Century at The Meadows, LLC	Colorado

Exhibit 4.4

CENTURY COMMUNITIES, INC.,

as Issuer

THE GUARANTORS named herein,

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of April 9, 2015

6.875% Senior Notes Due 2022

i

This THIRD SUPPLEMENTAL INDENTURE, dated as of April 9, 2015 (this “Supplemental Indenture”), is entered into by and among CENTURY COMMUNITIES, INC., a Delaware corporation (the “Issuer”), the Guarantors and U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture (as hereinafter defined).

WHEREAS, the Issuer, the Guarantors and the Trustee have entered into an Indenture dated as of May 5, 2014, as supplemented by a Supplemental Indenture dated as of December 18, 2014 and a Second Supplemental Indenture dated as of March 13, 2015 (as so supplemented, the “Indenture”), pursuant to which the Issuer issued $200,000,000 aggregate principal amount of the Issuer’s 6.75% Senior Notes due 2022 (the “Existing Securities”);

WHEREAS, on February 19, 2015, the Issuer completed an exchange offer whereby all of the Existing Securities were exchanged for new 6.875% Senior Notes due 2022 pursuant to a registration rights agreement entered into in connection therewith;

WHEREAS, Section 2.13 of the Indenture permits and provides for the issuance of additional notes;

WHEREAS, the Issuer desires and has requested that the Trustee join it in the execution and delivery of this Supplemental Indenture in connection with the issuance by the Issuer, pursuant to Section 2.13 of the Indenture, of an additional $60,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 (the “Additional Securities”);

WHEREAS, Section 9.01(8) of the Indenture provides that the Issuer may from time to time amend the Indenture without the consent of any Securityholder to provide for the issuance of Additional Securities (as such term is defined in the Indenture) in compliance and in accordance with the limitations set forth in the Indenture;

WHEREAS, Section 9.01(5) of the Indenture provides that the Issuer may from time to time amend the Indenture without the consent of any Securityholder to make any change that does not adversely affect in any material respect the legal rights under the Indenture, the Securities or the Security Guarantees of any such Holder;

WHEREAS, the Issuer has provided to the Trustee a resolution of the Board of Directors and an Officers’ Certificate setting forth the information required by Section 2.13 of the Indenture;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture pursuant to its terms and the terms of the Indenture have been done.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

THE ADDITIONAL SECURITIES

SECTION 1.01.	CERTAIN INFORMATION WITH RESPECT TO THE ADDITIONAL SECURITIES.

(a) General. The Additional Securities shall be evidenced by one or more Global Securities substantially in the form of the Note attached as Exhibit A hereto. For all purposes under the Indenture, the term “Securities” shall include the Additional Securities.

(b) Authentication and Delivery of Additional Securities. On the date hereof, $60,000,000 aggregate principal amount of Additional Securities shall be delivered to the Trustee for authentication and delivery. The Additional Notes are being issued in accordance with Section 4.03(a)(b) of the Indenture.

1

(c) Issue Price and Date; First Interest Payment. The Additional Securities shall be issued on April 9, 2015 at an issue price of 98.26%, and shall accrue interest from November 15, 2014. The first interest payment date in respect of the Additional Securities shall be May 15, 2015.

(d) CUSIP. The CUSIP numbers for the Additional Securities sold by the initial purchasers of the Additional Securities in reliance on Rule 144A and Regulation S shall be 156504 AC6 and U15662 AB2, respectively.

(e) Initial Securities. The Additional Securities are Initial Securities for purposes of the Indenture.

(f) Notation of Guarantee. The Additional Securities shall be accompanied by the notation of guarantee in the form attached as Exhibit B hereto.

SECTION 1.02.	AMENDMENTS TO INDENTURE.

(a) Section 1.1 of the Indenture is amended to restate the definition of “Additional Interest” in its entirety as follows:

“Additional Interest” means any interest due and payable in accordance with Paragraph 1 of the applicable Securities, as a result of a Registration Default (as defined in the applicable Registration Rights Agreement).

(b) Section 1.1 of the Indenture is amended to restate the definition of “Additional Securities” in its entirety as follows:

“Additional Securities” means Securities issued under this Indenture after the Issue Date and in compliance with Sections 2.13 and 4.03 hereof, it being understood that any Securities issued in exchange for or replacement of any Initial Security issued after the Issue Date shall not be an Additional Security, including any such Securities issued pursuant to the applicable Registration Rights Agreement.

(c) Registration Rights Agreement. Section 1.1 of the Indenture is amended to restate the definition of “Registration Rights Agreement” in its entirety as follows:

“Registration Rights Agreement” means (1) with respect to the Initial Securities issued on May 5, 2014, the Registration Rights Agreement dated as of May 5, 2014, among the Issuer, the guarantors party thereto and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as the same may be amended, supplemented or modified from time to time; (2) with respect to the $60,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 issued on April 9, 2015, the Registration Rights Agreement dated April 9, 2015, among the Issuer, the guarantors party thereto and Merrill, Lynch, Pierce, Fenner & Smith Incorporated as representative of the Initial Purchasers, as the same may be amended, supplemented or modified from time to time; and (3) with respect to each issuance of Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Issuer and the Persons purchasing such Additional Securities under the related Purchase Agreement.

ARTICLE II

MISCELLANEOUS

SECTION 2.01.	GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE, THE SECURITY GUARANTEES AND THE ADDITIONAL SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION WOULD BE APPLIED THEREBY.

SECTION 2.02.	MULTIPLE ORIGINALS.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 2.03.	RATIFICATION.

The Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

SECTION 2.04.	SEVERABILITY.

In case any provision in this Supplemental Indenture or in the Additional Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

SECTION 2.05.	NO RECOURSE AGAINST OTHERS.

No director, officer, employee, incorporator or stockholder of the Issuer or any of the Guarantors shall have any liability for any obligations of the Issuer under the Additional Securities or the Indenture or of any Guarantor under its Security Guarantee of the Additional Securities or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting an Additional Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Additional Securities and the Security Guarantees thereof.

SECTION 2.06.	EFFECT OF HEADINGS.

The table of contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 2.07.	THE TRUSTEE.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

Signature pages follow.

CENTURY COMMUNITIES, INC.

By:	/s/ Dale Francescon
	Name:	Dale Francescon
	Title:	Co-Chief Executive Officer

SIGNATURE PAGES TO THIRD SUPPLEMENTAL INDENTURE

U.S. BANK NATIONAL ASSOCIATION,
as Trustee,

By:	/s/ Kathy L. Mitchell
Name:	Kathy L. Mitchell
Title:	Vice President

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO THIRD SUPPLEMENTAL INDENTURE

BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

			By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CCC HOLDINGS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC,
its Manager

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CROWN HILL, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

HOMETOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE

Exhibit A

Form of Note

[FORM OF FACE OF INITIAL SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[Definitive Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

No.	$

6.875% Senior Notes Due 2022

Century Communities, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of                                          Dollars [, as may be increased or decreased as reflected on the attached Schedule of Increases and Decreases in Global Security](1) on May 15, 2022.

Interest Payment Dates: May 15 and November 15.

Record Dates: May 1 and November 1.

Additional provisions of this Security are set forth on the other side of this Security.

Dated:

CENTURY COMMUNITIES, INC.

By
Name:
Title:

(1)	Include on Global Securities.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF INITIAL SECURITY]

6.875% Senior Note Due 2022

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

•	Interest

Century Communities, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, Additional Interest will accrue on this Security at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of the Registration Default (increasing by an additional 0.25% per annum after each subsequent 90-day period that occurs until all Registration defaults have been cured, up to a maximum additional interest rate of 1.00%; provided, that additional interest will not accrue under more than one Registration Default at any one time) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Issuer will provide written notice to the Trustee of any Registration Defaults and the amount of Additional Interest due and owing on the next interest payment date. The Issuer will pay interest semiannually on May 15 and November 15 of each year, commencing                     . Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from                     . Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any payment date with respect to the Securities is not on a Business Day, it shall be made on the next succeeding Business Day with the same effect as if made on the relevant payment date, without additional interest. The Issuer will pay interest on overdue principal at the rate borne by this Security plus 1.0% per annum, and it will pay interest on overdue installments of interest at the same rate to the extent lawful.

•	Method of Payment

The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the May 1 and November 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Issuer at least ten (10) Business Days prior to the applicable payment date, the Issuer will make all payments on the Holder’s Securities in accordance with those instructions. Otherwise, payments on the Securities will be made at the office or agency of the Paying Agent and Registrar unless the Issuer elects to make interest payments by check mailed to the Holder entitled thereto at the address indicated on the register maintained by the Registrar for the Securities.

•	Paying Agent and Registrar

Initially, U.S. Bank National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Issuer or any of its domestically incorporated Wholly Owned Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

•	Indenture

The Issuer issued the Securities under an Indenture dated as of May 5, 2014 (“Indenture”), among Century Communities, Inc., a Delaware Corporation (the “Issuer”), the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust

Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) (the “Act”), as amended from time to time. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Securities are general unsecured obligations of the Issuer. The Issuer shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture.

•	Optional Redemption

Except as set forth below, the Issuer shall not be entitled to redeem the Securities.

On and after May 15, 2017, the Issuer shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on May 15 of the years set forth below:

Period	Redemption Price
2017	105.156%
2018	103.438%
2019	101.719%
2020 and thereafter	100.000%

In addition, at any time prior to May 15, 2017, the Issuer shall be entitled at its option on one or more occasions to redeem Securities (which includes Additional Securities, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) issued prior to such date at a redemption price (expressed as a percentage of principal amount) of 106.875%, plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), with an amount not to exceed the net cash proceeds from one or more Equity Offerings; provided, however, that (1) at least 65% of such aggregate principal amount of Securities (which includes Additional Securities, if any) remains outstanding immediately after the occurrence of each such redemption (with Securities held, directly or indirectly, by the Issuer or its Affiliates being deemed to be not outstanding for purposes of such calculation); and (2) notice of such redemption has been given within 90 days after the date of the related Equity Offering.

Prior to May 15, 2017, the Issuer shall be entitled at its option to redeem all or a portion of the Securities at a redemption price equal to 100% of the principal amount of the Securities plus the Applicable Premium as of, and accrued and unpaid interest to, the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

•	Mandatory Redemption

The Issuer is not required to make mandatory redemption or sinking fund payments with respect to the Securities.

•	Notice of Redemption

Notice of redemption shall be sent by or on behalf of the Issuer by first class mail to each Holder’s registered address or in the case of Global Securities, delivered electronically in accordance with the procedures of the Depository, not less than 30 days but not more than 60 days before the redemption date to each Holder of

Securities to be redeemed, except that redemption notices may be sent more than 60 days prior to the redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Any inadvertent defect in the notice of redemption, including an inadvertent failure to give notice, to any Holder selected for redemption shall not impair or affect the validity of the redemption of any other Security redeemed in accordance with the provisions of the Indenture. Securities in denominations larger than $2,000 principal amount may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption

•	Put Provisions

Upon the occurrence of a Change of Control, each Holder of Securities shall have the right, subject to certain conditions specified in the Indenture, to require the Issuer to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

The Indenture provides that, under certain circumstances, the Issuer shall use the Excess Proceeds from Asset Sales to make an offer to all Holders to purchase Securities at an offer price in cash in an amount not less than 100% of the principal amount thereof, plus accrued and unpaid interest.

•	Guarantee

The payment by the Issuer of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Guarantors to the extent set forth in the Indenture.

•	Denominations; Transfer; Exchange

The Securities are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Without the prior consent of the Issuer, the Registrar is not required (1) to register the transfer of or exchange any Security selected for redemption, (2) to register the transfer of or exchange any Security for a period of 15 days before a selection of Security to be redeemed or (3) to register the transfer or exchange of a Security between a record date and the next succeeding interest payment date.

•	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of it for all purposes.

•	Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee or Paying Agent for payment.

•	Discharge and Defeasance

Subject to certain conditions, the Issuer at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

•	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (a) the Indenture, the Securities or the Security Guarantees may be amended with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding voting as a single class and (b) any existing default under, or compliance with any provision of, the Indenture may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding voting as a single class. Subject to certain exceptions set forth in the Indenture, the Issuer, the Guarantors and the Trustee may amend the Indenture, the Security Guarantees or the Securities without notice to or consent of any Securityholder (i) to cure any ambiguity, omission, mistake, defect or inconsistency; (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities, provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code; (iii) to provide for the assumption by a successor entity of the obligations of the Issuer or any Guarantor in accordance with Section 5.01 of the Indenture; (iv) to add any Guarantor with respect to the Securities, or to release any Guarantor from any of its obligations under its Security Guarantee or this Indenture, in each case, in accordance with the applicable provisions of the Indenture; (v) to make any change that would provide any additional rights or benefits (including the addition of collateral for the purpose of securing the Securities and the Security Guarantees) to the Holders of Securities or that does not adversely affect in any material respect the legal rights under the Indenture, the Securities or the Security Guarantees of any such Holder; (vi) to comply with applicable SEC rules and regulations or changes to applicable law; (vii) to conform the text of the Indenture, the Security Guarantees or the Securities to any provision of the “Description of Notes” section of the Final Offering Memorandum; (viii) to provide for the issuance of Additional Securities in compliance and in accordance with the limitations set forth in the Indenture; (ix) to evidence or provide for the acceptance of appointment under the Indenture of a successor trustee or to comply with any requirements under the TIA; (x) to allow any Guarantor to execute a supplemental indenture or a Security Guarantee with respect to the Securities; or (xi) to comply with the rules of any applicable securities depository.

•	Defaults and Remedies

Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal or premium on the Securities at maturity, upon redemption, upon purchase, upon acceleration or otherwise; (c) failure by the Issuer to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (d) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Issuer or any Restricted Subsidiary if the amount accelerated (or so unpaid) exceeds $15.0 million; (e) certain events of bankruptcy or insolvency with respect to the Issuer or any Significant Subsidiary; (f) certain judgments or decrees for the payment of money in excess of $ 15.0 million; and (g) certain defaults with respect to Security Guarantees of the Issuer or any Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest or a Default in complying with Section 5.01 of the Indenture) if it determines that withholding notice is in the interest of the Holders.

•	Trustee Dealings with the Issuer

Subject to certain limitations imposed by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

•	No Recourse Against Others

No director, officer, employee, incorporator or stockholder of the Issuer or any Restricted Subsidiary shall have any liability for any obligations of the Issuer under the Securities or the Indenture or of any Guarantor under its Security Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees.

•	Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

•	Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

•	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

•	Holders’ Compliance with Registration Rights Agreement

Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Issuer to the extent provided therein.

•	Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Issuer will furnish to any Securityholder upon written request and without charge to the Security holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

CENTURY COMMUNITIES, INC.

8390 East Crescent Parkway, Suite 650

Greenwood Village, Colorado 80111

Attention: Dale Francescon

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	to the Issuer; or

(2)	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Registrar shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice:
To be executed by an executive officer

[TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Security	Amount of increase in Principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase)	Signature of authorized officer of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Issuer pursuant to Section 4.06 or 4.09 of the Indenture, check the box:

☐ Section 4.06	☐ Section 4.09

If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 4.06 or 4.09 of the Indenture, state the amount in principal amount: $

Dated:		Your Signature:
(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:
(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit B

Form of Notation Guarantee

FORM OF NOTATION OF GUARANTEE

For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of May 5, 2014 (the “Indenture”), among Century Communities, Inc., a Delaware corporation (the “Issuer”), the Guarantors party thereto and U.S. Bank National Association, as Trustee, (a) the due and punctual payment of the principal of, premium on, if any, and interest, if any, on, the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of, premium on, if any, and interest, if any, on, the Securities, if any, if lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Security Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Security Guarantee.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

Signature pages follow.

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CCC HOLDINGS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:		CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon Co-Chief Executive Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

By:
Dale Francescon Co-Chief Executive Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

By:
Dale Francescon Co-Chief Executive Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc. its Sole Managing Member

By:
Dale Francescon Co-Chief Executive Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

By:
Dale Francescon Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

By:
Dale Francescon Co-Chief Executive Officer

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

CROWN HILL, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

HOMETOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:
Dale Francescon
Co-Chief Executive Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc.
its Sole Managing Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
Dale Francescon
Co-Chief Executive Officer

SIGNATURE PAGES TO FORM OF NOTATION GUARANTEE

Exhibit 10.1

PURCHASE AGREEMENT

April 6, 2015

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

As Representative of the Initial Purchasers

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. Century Communities, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $60,000,000 aggregate principal amount of the Company’s 6.875% Senior Notes due 2022 (the “Notes”). Merrill Lynch has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued pursuant to an indenture, dated as of May 5, 2014, as supplemented by the Supplemental Indenture, dated as of December 18, 2014, and the Second Supplemental Indenture, dated as of March 13, 2015 (as supplemented, the “Base Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”), and to be supplemented by the Third Supplemental Indenture, to be dated as of April 9, 2015, by and among the Company, the Guarantors and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), relating to the issuance of the Securities.

The Company has previously issued $200,000,000 aggregate principal amount of its 6.875% Senior Notes due 2022 under the Base Indenture (the “Existing Notes”). The Notes constitute “Additional Securities” (as such term is defined in the Base Indenture). Except as otherwise described in the Pricing Disclosure Package (as defined below) and in the Final Offering Memorandum (as defined below), the Notes will have identical terms to the Existing Notes and will be treated together with the Existing Notes as a single series of debt securities for all purposes under the Indenture.

The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Company, the Trustee and the Depositary.

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of April 9, 2015 (the “Registration Rights Agreement”), among the Company, the Guarantors and the Representative, pursuant to which the Company and the Guarantors will be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective. All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Company and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.” The issuance and sale of the Notes, the issuance of the Guarantees, the repayment of certain borrowings under the Company’s existing credit facilities as described in the Pricing Disclosure Package (as defined below) and the payment of transaction costs are referred to herein collectively, as the “Transactions.”

This Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture are referred to herein as the “Transaction Documents.”

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated April 6, 2015 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated April 6, 2015 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

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The Company hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501(b) under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act (each, a “General Solicitation”). With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S to the extent applicable.

(c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to

3

statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.

(e) Company Additional Communications. The Company and the Guarantors have not prepared, made, used, authorized, approved or distributed any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities, other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company or its agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Communication.

(f) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(g) The Registration Rights Agreement and DTC Agreement. The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(h) Authorization of the Notes, the Guarantees and the Exchange Notes. The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may

4

be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will be in the respective forms contemplated by the Indenture and have been duly authorized by the Guarantors for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors; and, when the Exchange Notes have been authenticated in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(i) Authorization of the Indenture. The Supplemental Indenture has been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Base Indenture has been duly authorized by the Company and the Guarantors and has been duly executed and delivered by the Company and the Guarantors and, together with the Supplemental Indenture, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(j) Description of the Transaction Documents. The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(k) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, on (x) the business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or (y) the consummation of the transactions contemplated by the Pricing Disclosure Package or the Final Offering Memorandum (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or other ownership interest or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(l) Independent Accountants. Each of Ernst & Young LLP, independent registered public accounting firm for the Company and the Guarantors, and BDO USA, LLP,

5

independent registered public accounting firm for Las Vegas Land Holdings, LLC and Peachtree Communities Group, Inc., which has expressed its opinions with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules of the Company and Las Vegas Land Holdings, LLC and Peachtree Communities Group, Inc., respectively, included or incorporated by reference in the Offering Memorandum, is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by Ernst & Young LLP and BDO USA, LLP to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

(m) Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly in all material respects the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions “Summary–Summary of Selected Financial Data” and “Selected Financial Data” fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma consolidated financial data of the Company and its subsidiaries and the related notes thereto included under the caption “Summary–Summary of Selected Financial Data,” “Selected Financial Data” and elsewhere in the Offering Memorandum present fairly in all material respects the information contained therein and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statistical and market-related data and forward-looking statements included in the Offering Memorandum are based on or derived from sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n) Incorporation and Good Standing of the Company and its Guarantors. Each of the Company and the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform their obligations under each of the Transaction Documents to which it is a party. Each of the Company and each Guarantor is duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other ownership interest of each Guarantor has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in the Offering Memorandum. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit B hereto. All of the Company’s subsidiaries

6

that are not also Guarantors are dormant non-operating subsidiaries with no operations or assets and such subsidiaries are, individually and in the aggregate with all other non-Guarantor subsidiaries, immaterial to the Company.

(o) Capitalization and Other Capital Stock Matters. At December 31, 2014, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum). All of the outstanding shares of common stock of the Company (the “Common Stock”) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Offering Memorandum. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, in the Offering Memorandum accurately and fairly describes, in all material respects, such plans, arrangements, options and rights.

(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Base Indenture and the Company’s Credit Agreement, dated October 21, 2014, with Texas Capital Bank, National Association), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors party thereto, and the issuance and delivery of the Securities and the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate or other action and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors to the extent a party thereto, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company and the Guarantors and are in full force and effect under the Securities Act, under applicable securities laws of the several states of the United States or provinces of Canada and except such as may be required by the federal securities laws or

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the securities laws of the several states of the United States or provinces of Canada with respect to the Company’s obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(q) No Material Actions or Proceedings. Other than as described in the Pricing Disclosure Package and the Final Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s and the Guarantors’ knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries and which (in the case of clauses (i) or (ii)), if determined adversely to the Company or such subsidiary, would result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s and the Guarantors’ knowledge, is threatened or imminent.

(r) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

(s) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct their respective businesses, except to the extent that any failure to have such certificates, authorizations or permits would reasonably be expected, singly or in the aggregate, to result in a Material Adverse Change. Neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(t) Title to Properties. The Company and each of its subsidiaries has good legal, valid and defensible title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(m) hereof (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as (i) disclosed in the Offering Memorandum and (ii) such as do not materially and adversely affect the value of such property, do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary, or would not otherwise result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

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(u) Tax Law Compliance. Except where such failure to file or pay an assessment, fine or penalty would not in the aggregate reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change or where such matters have been properly extended or are the result of a pending bona fide dispute with taxing authorities, the Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(m) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(v) Company and Guarantors Not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). Neither the Company nor any Guarantor is, or after receipt of payment for the Securities will be, an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(w) Insurance. Each of the Company and its subsidiaries are insured by recognized and, to the knowledge of the Company and the Guarantors, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as they reasonably believe are generally deemed adequate and customary for their businesses including, without limitation, to the extent that they reasonably so believe, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, flood and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. During the past two years, to the Company’s and the Guarantors’ knowledge, neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(x) No Price Stabilization or Manipulation. None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(y) Solvency. Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(z) Company’s Accounting System. The Company and its subsidiaries maintain a system of accounting controls that is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with

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GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(aa) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(bb) Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(cc) Compliance with and Liability Under Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change: (i) each of the Company and its subsidiaries and their respective operations and facilities are in compliance with, and not subject to any known liabilities under, applicable Environmental Laws, which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals, and having made all filings and provided all financial assurances and notices, required for the ownership and operation of the business, properties and facilities of the Company or its subsidiaries under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (iii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging actual or potential liability on the part of the Company or any of its subsidiaries based on or pursuant to any Environmental Law pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability under or pursuant to any Environmental Law the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iv) neither the Company nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded pursuant

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to any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any of its subsidiaries; and (vi) there are no past or present actions, activities, circumstances, conditions or occurrences, including, without limitation, the Release or threatened Release of any Material of Environmental Concern, that could reasonably be expected to result in a violation of or liability under any Environmental Law on the part of the Company or any of its subsidiaries, including without limitation, any such liability which the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means the common law and all federal, state, local and foreign laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health, including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.

(dd) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, if any, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

(ee) ERISA Compliance. Each “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)) established, maintained, contributed to or required to be contributed to by the Company, its subsidiaries or their ERISA Affiliates (as defined below) (each, a “Benefit Plan”) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. No non-exempt “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Benefit Plan. No “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Benefit Plan or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each Benefit Plan that is intended to be qualified under Section 401 of the Code is subject to a favorable determination letter issued by the Internal Revenue Service providing that such plan is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

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(ff) Compliance with Labor Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s and the Guarantors’ knowledge, threatened, against the Company or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the best of the Company’s and the Guarantors’ knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(gg) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

(hh) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company and the Guarantors, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(ii) No Default in Senior Indebtedness. No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting senior Indebtedness (as defined in the Indenture).

(jj) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened.

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(kk) No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, or the U.S. Department of State (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, (i) to fund any activities of or business with any person that, at the time of such funding, is the subject of Sanctions, or is in Cuba, Iran, Libya, North Korea, Sudan or in any other country or territory, that, at the time of such funding, is the subject of Sanctions, or (ii) in any other manner that will result in a violation by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ll) Stock Options. No stock options have been granted pursuant to the stock-based compensation plans of the Company and its subsidiaries or otherwise.

(mm) Regulation S. The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

(nn) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and, subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names

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on Schedule A, at a purchase price of 96.76% of the principal amount thereof, plus accrued interest from November 15, 2014, payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 (or such other place as may be agreed to by the Company and Merrill Lynch) at 9:00 a.m. New York City time, on April 9, 2015, or such other time and date as Merrill Lynch shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which Merrill Lynch may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to Merrill Lynch for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Merrill Lynch may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i) it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement; and

(ii) it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

SECTION 3. Additional Covenants. Each of the Company and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement. The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless Merrill Lynch shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Communication, the Company will furnish to Merrill Lynch a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which Merrill Lynch reasonably objects.

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(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representatives or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3(a) hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding, if, in the judgment of the Representatives, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of the Securities, the Company and the Guarantors agree to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain

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exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Notes sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date hereof, the Company will not, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and to register the Exchange Securities).

(i) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Company will furnish, upon request, to the Representatives and to each of the other Initial Purchasers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

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(j) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities (A) by means of any General Solicitation or (B) in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(l) No Restricted Resales. The Company will not, and will not permit any of its Affiliates to resell any of the Notes that have been reacquired by any of them, except for notes purchased by the Company or any of its Affiliates and resold in a transaction registered under the Securities Act.

(m) Legended Securities. Each certificate for a Security will bear the legend contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

The Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum); provided, that, any legal fees or expenses incurred by the Initial Purchasers or their counsel hereunder and reimbursed by the Company pursuant to this clause (v) shall reduce the aggregate amount of the Company’s obligations to pay for the fees and disbursements of the Initial Purchasers’ counsel under clause (xi) below, (vi) the fees and expenses of the Trustee, including the fees and

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disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement, (x) all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation and (xi) the fees and disbursements of the Initial Purchasers’ counsel, not to exceed, with respect to this clause (xi), $275,000 in the aggregate. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letters. On the date hereof, the Initial Purchasers shall have received from Ernst & Young LLP, the independent registered public accounting firm for the Company, and from BDO USA, LLP, the independent registered public accounting firm for Las Vegas Land Holdings, LLC and Peachtree Communities Group, Inc., “comfort letters” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants “bring-down comfort letters” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date.

(b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” registered under Section15E of the Exchange Act.

(c) Opinion of Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the written opinion of Greenberg Traurig, LLP, counsel for the Company, dated as of such Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit A.

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(d) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) each of the Company and the Guarantors has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f) Indenture; Registration Rights Agreement. The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof. The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

(g) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by Merrill Lynch by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by Merrill Lynch pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

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SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each sale of Securities shall be made only to persons whom the seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER

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APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Merrill Lynch) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director or controlling

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person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein; and to reimburse the Company, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representatives have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the fifth paragraph (relating to commissions and discounts) and the tenth paragraph (relating to short positions) under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that an actual conflict exists between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party

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shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), which shall be selected by Merrill Lynch (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have (x) reimbursed the indemnified party in accordance with such request or (y) disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, not to be unreasonably withheld, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty

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relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange (the “NYSE”) shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

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SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Facsimile: (917) 267-7085

Attention: High Yield Legal Dept.

with a copy to:

Gibson, Dunn & Crutcher, LLP

333 South Grand Avenue

Los Angeles, California 90071

Facsimile: (213) 229-6360

Attention: Karen E. Bertero, Esq.

If to the Company or the Guarantors:

Century Communities, Inc.

8390 East Crescent Parkway, Suite 650

Greenwood Village, Colorado 80111

Facsimile: (303) 770-8320

Attention: Dale Francescon

with a copy to:

Greenberg Traurig, LLP

1840 Century Park East, Suite 1900

Los Angeles, California 90067

Facsimile: (310) 586-7800

Attention: Mark Kelson, Esq.

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in

25

each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by Merrill Lynch on behalf of the Initial Purchasers, and any such action taken by Merrill Lynch shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY AND DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

26

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature page follows]

27

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

CENTURY COMMUNITIES, INC.

By:	/s/ Dale Francescon
	Name:	Dale Francescon
	Title:	Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC, its Managing Member

	By:	CCC Holdings, LLC its Manager

		By:	Century Communities, Inc. its Manager and Sole Member

			By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CCC HOLDINGS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC,
its Manager

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CROWN HILL, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

HOMETOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Acting on behalf of itself

and as the Representative of

the several Initial Purchasers

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Justin A. Neubauer
Justin A. Neubauer
Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$30,000,000

J.P. Morgan Securities LLC	$15,000,000

Deutsche Bank Securities Inc.	$15,000,000

Total	$60,000,000

EXHIBIT A

Opinion of counsel for the Company to be delivered pursuant to Section 5 of the Purchase Agreement in form agreed to.

Exhibit A-1

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Annex I-1

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

Century Communities, Inc.,

Each of the Guarantors Named Herein

and

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Dated as of April 9, 2015

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 9, 2015, by and among Century Communities, Inc., a Delaware corporation (the “Company”), the entities listed on the signature page hereto as “Guarantors” (collectively, the “Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”), on behalf of the Initial Purchasers (the “Initial Purchasers”) named in Schedule A to the Purchase Agreement (as defined below), each of whom has agreed to purchase the Company’s 6.875% Senior Notes due 2022 (the “Initial Notes”) fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement. The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Initial Securities.”

This Agreement is made pursuant to the Purchase Agreement, dated as of April 6, 2015 (the “Purchase Agreement”), among the Company, the Guarantors and the Representative on behalf of the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the Holders (as defined below) from time to time of the Initial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Securities, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(f) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Advice: As defined in Section 6 hereof.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date: The date of this Agreement.

Commission: The Securities and Exchange Commission.

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

Effectiveness Target Date: As defined in Section 5 hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Offer: The registration by the Company under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exchange Securities: The 6.875% Senior Notes due 2022, of the same series under the Indenture as the Initial Notes and the Guarantees attached thereto, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

FINRA: Financial Industry Regulatory Authority.

Holders: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The indenture, dated as of May 5, 2014, by and among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a (i) Supplemental Indenture, dated as of December 18, 2014, (ii) Second Supplemental Indenture, dated as of March 13, 2015, and (iii) Third Supplemental Indenture, dated as of April 9, 2015, each by and among the Company, the Guarantors and the Trustee, pursuant to which the Securities are to be issued, as such Indenture may be amended or further supplemented from time to time in accordance with the terms thereof.

Initial Purchaser: As defined in the preamble hereto.

Initial Notes: As defined in the preamble hereto.

Initial Placement: The issuance and sale by the Company of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Securities: As defined in the preamble hereto.

Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Registrar: As defined in the Indenture.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer; or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

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Securities: As defined in the preamble hereto.

Securities Act: The Securities Act of 1933, as amended.

Shelf Filing Deadline: As defined in Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Security is distributed to the public by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Trustee: As defined in Section 1 hereof.

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. Registered Exchange Offer.

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), each of the Company and the Guarantors shall (i) cause to be filed with the Commission no later than 210 days after the Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day), a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective at the earliest possible time after its initial filing, but in no event later than 270 days after the Closing Date (or if such 270th day is not a Business Day, the next succeeding Business Day), (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration

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Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b) The Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 360 days after the Closing Date (or if such 360th day is not a Business Day, the next succeeding Business Day).

(c) The Company shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

Each of the Company and the Guarantors shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

SECTION 4. Shelf Registration.

(a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof

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have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 360 days after the Closing Date (or if such 360th day is not a Business Day, the next succeeding Business Day), or (iii) with respect to any Holder of Transfer Restricted Securities (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or one of its affiliates, then, upon such Holder’s request, the Company and the Guarantors shall:

(x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement as contemplated by clause (i) above, (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (iii) above, and (3) the 390th day after the Closing Date (or if such 390th day is not a Business Day, the next succeeding Business Day) (such earliest date being the “Shelf Filing Deadline”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline (or if such 60th day is not a Business Day, the next succeeding Business Day).

Each of the Company and the Guarantors shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the effective date of such Shelf Registration Statement (or shorter period that will terminate when all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. Additional Interest. If (i) any of the Registration Statements required by this Agreement are not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date that is specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), (iii) the Exchange Offer has not been Consummated on or prior to the date that is 360 days

5

following the Closing Date, or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default”), the Company hereby agrees that the interest rate borne by the Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 1.00% per annum. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.

All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. Registration Procedures.

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) hereof, shall use their commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

(i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, each of the Company and the Guarantors hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Initial Securities. Each of the Company and the Guarantors hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. Each of the Company and the Guarantors hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

(ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a

6

distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Company.

(b) Shelf Registration Statement. In connection with the Shelf Registration Statement, each of the Company and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use its commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Company and the Guarantors will as expeditiously as possible, subject to the provisions of Section 4 hereof, prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Company and the Guarantors shall:

(i) use its commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

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(iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Company and the Guarantors shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

(v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the Company’s and the Guarantors’ representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

(vi) make available at reasonable times for inspection by the Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to such Registration

8

Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of each of the Company and the Guarantors and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the managing underwriter(s), if any;

(vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby or the underwriter(s), if any;

(ix) furnish to each Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Company and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, each of the Company and the Guarantors shall:

(A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer or, if applicable, the effectiveness of the Shelf Registration Statement:

9

(1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (i), (ii) and (iii) of Section 5(e) of the Purchase Agreement and such other matters as such parties may reasonably request;

(2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in Section 5(c) of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, representatives of the underwriter(s), if any, and counsel to the underwriter(s), if any, in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

(3) a customary comfort letter or comfort letters, as the case may be, dated the date of effectiveness of the Shelf Registration Statement, from the Company’s independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings, and covering or affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agreement, without exception;

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(B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

(C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(xi)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or any of the Guarantors pursuant to this Section 6(c)(xi), if any.

If at any time the representations and warranties of the Company and the Guarantors contemplated in Section 6(c)(xi)(A)(1) hereof cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

(xiii) shall issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Company for cancellation;

(xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(xv) use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(xii) hereof;

(xvi) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;

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(xvii) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with the Depository Trust Company;

(xviii) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA;

(xix) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement;

(xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xxi) cause all Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities or the managing underwriter(s), if any; and

(xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth

12

in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether additional interest is due pursuant to Section 5 hereof or the amount of such additional interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5 hereof.

SECTION 7. Registration Expenses.

(a) All expenses incident to the Company’s and each Guarantors’ performance of or compliance with this Agreement will be borne by the Company and the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

Each of the Company and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

(b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Gibson, Dunn & Crutcher LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. Indemnification.

(a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments,

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actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company or any of the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve any of the Company or the Guarantors of its obligations pursuant to this Agreement. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company’s and the Guarantors’ prior written consent, which consent shall not be withheld unreasonably, and each of the Company and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company and the Guarantors. The Company and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and their respective directors, officers of the Company and the Guarantors who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties

14

given the Company and the Guarantors, and the Company, the Guarantors, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

(c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Company and the Guarantors shall be deemed to be equal to the total gross proceeds to the Company and the Guarantors from the Initial Placement), the amount of additional interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.

SECTION 9. Rule 144A. Each of the Company and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

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SECTION 10. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Company.

SECTION 12. Miscellaneous.

(a) Remedies. Each of the Company and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. Each of the Company and the Guarantors will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of the Guarantors has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c) Adjustments Affecting the Securities. The Company will not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities; and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Company or its affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

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(e) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be mailed, hand delivered, air couriered or facsimiled and confirmed to the parties hereto as follows:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii) if to the Company or to the Guarantors:

Century Communities, Inc.

8390 East Crescent Parkway, Suite 650

Greenwood Village, Colorado 80111

Facsimile: (303) 770-8320

Attention: Dale Francescon

With a copy to:

Greenberg Traurig, LLP

1840 Century Park East, Suite 1900

Los Angeles, California 90067

Facsimile: (310) 586-0556

Attention: Mark Kelson, Esq.

All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five Business Days after being deposited in the mail, postage prepaid, if mailed; (iii) when receipt acknowledged, if facsimiled; and (iv) on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart thereof.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CENTURY COMMUNITIES, INC.

By:	/s/ Dale Francescon
	Name:	Dale Francescon
	Title:	Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

			By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CCC HOLDINGS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon Co-Chief Executive Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

CROWN HILL, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

HOMETOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ Dale Francescon
Dale Francescon
Co-Chief Executive Officer

[Signature Pages to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Authorized Signatory
Name:
	Title:	Director

[Signature Pages to Registration Rights Agreement]